UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Mentor Graphics Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Customer Letter

Dear [Valued Customer]/[[CUSTOMER NAME]—

As you may have seen, today we announced that Mentor Graphics has agreed to be acquired by Siemens. I wanted to take this opportunity to share the news with you directly, because the transaction will bring significant benefits to our customers. You are probably familiar with Siemens, a global leader in the areas of electrification, automation and digitalization. Attached is a copy of the press release we issued regarding today’s announcement.

This transaction is an exciting opportunity to expand our offerings to ensure we provide even more value to you and all of our customers. Mentor’s business remains very strong, and this transaction provides us an opportunity to innovate even faster. Combining our technology leadership and deep customer relationships with Siemens’ global scale and resources will better enable us to serve the growing needs of our IC and systems customers and help them develop better electronics with shorter design cycles and lower costs.

The transaction is expected to close in the second quarter of calendar 2017, subject to shareholder and regulatory approvals, among other closing conditions. Until close, Mentor will continue to operate as an independent company. We are committed to keeping you updated on relevant developments and look forward to showing you what Mentor and Siemens can deliver as a combined company. Rest assured that this transaction will not change your day-to-day relationship with us. As always, we remain entirely focused on providing you the same best-in-class products and services for your business.

Please feel free to contact me with any questions you may have. We are thankful for your continued support and are excited about the enhanced capabilities we will be able to deliver you and all of our customers as a result of this combination.

Best regards,

[NAME]

Additional Information and Where to Find It

In connection with the proposed transaction, the Mentor Graphics Corporation (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mentor Graphics Corporation, Investor Relations, 8005 SW Boeckman Rd., Wilsonville, OR 97070, 1-503-685-1462.

Participants in Solicitation

The Company and its directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and its definitive proxy statement for the 2016 annual meeting of shareholders filed with the SEC on May 18, 2016. Information regarding the Company’s directors, executive officers and certain other employees who may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc., including their respective interests by security holdings or otherwise, also will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents will be available free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com.

Distributor Letter

Dear [DISTRIBUTOR NAME]—

As a valued Mentor Graphics distributor, I want to share with you some exciting news that I believe will enhance our offerings and better enable you to serve customers. Mentor today announced that we are to be acquired by Siemens in a transaction that will bring significant benefits to our customers and partners. You are probably familiar with Siemens, a global leader in the areas of electrification, automation and digitalization. Attached is a copy of the press release we issued regarding today’s announcement.

Combining Mentor’s technology leadership and deep customer relationships with Siemens’ global scale and resources will better enable us to serve the growing needs of IC and systems customers and help them develop better electronics with shorter design cycles and lower costs. In addition, this combination creates opportunities to utilize our solutions on Siemens’ global platform and deliver our offerings to more customers around the world.

The transaction is expected to close in the second quarter of calendar 2017, subject to shareholder and regulatory approvals, among other closing conditions. We will continue to operate as an independent company until then and our day-to-day relationship will not change. We are committed to keeping you updated on relevant developments and look forward to showing you what Mentor and Siemens can deliver as a combined company.

Please feel free to contact me with any questions you may have. We are thankful for your continued support of Mentor and are excited for the enhanced capabilities we will be able to deliver to our customers as a result of this combination.

Best regards,

Erich Buergel

Additional Information and Where to Find It

In connection with the proposed transaction, the Mentor Graphics Corporation (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mentor Graphics Corporation, Investor Relations, 8005 SW Boeckman Rd., Wilsonville, OR 97070, 1-503-685-1462.

Participants in Solicitation

The Company and its directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and its definitive proxy statement for the 2016 annual meeting of shareholders filed with the SEC on May 18, 2016. Information regarding the Company’s directors, executive officers and certain other employees who may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc., including their respective interests by security holdings or otherwise, also will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents will be available free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com.

Dear Colleagues,

Moments ago, we announced that we have entered into an agreement to be acquired by Siemens in an all-cash transaction valuing Mentor Graphics at an enterprise value of $4.5 billion. The price being paid by Siemens is $37.25 per share. The combination of these two great companies is exciting news for all of us here at Mentor and is a testament to the strong business we have built as a pioneer and leader in design automation software. All of this is a result of the hard work by you, the Mentor team.

Many of you are probably familiar with Siemens, a global leader in the areas of electrification, automation and digitalization. The company employs approximately 348,000 employees in more than 190 countries, including some 50,000 people throughout all 50 states and Puerto Rico. Siemens is on Forbes’ list of America’s Best Employers, and the company has a great track record in further developing and growing the companies they buy.

We know this news may come as a surprise, and we are excited to share with you why we believe this transaction will be beneficial for our employees, customers and other stakeholders. Being a strategic asset in a larger company will bolster our position in the industry, providing better access to customers, global markets and the complementary technologies already in the Siemens portfolio. Mentor will join Siemens’ digital factory division, and in particular, their product life cycle management (PLM) business. Siemens’ PLM division is the information backbone around designing and maintaining products, and Mentor will become the front end of that business. Siemens is an ideal partner for Mentor, and their resources and investment in our R&D will allow us to innovate even faster and accelerate our vision of creating top-to-bottom automated design solutions for electronic systems. As a result, we will be able to help our customers develop better electronics faster and more cost-effectively.

In addition to our common passion for helping customers solve their technological needs, the two companies are a good fit strategically and culturally. Siemens shares our commitment to responsible and ethical business practices, as well as building a business in a sustainable way.

Most importantly, in our discussions with Siemens, it became clear that Siemens recognizes you as our greatest asset, and deeply respects our talented workforce. Once we are part of this larger organization, we expect that this deal will open new avenues for further career development for our employees.

Today is a significant milestone for Mentor. However, we must still obtain the necessary shareholder and regulatory approvals before the transaction is completed. It is expected to close in the second quarter of calendar 2017. Until then, Mentor remains an independent public company that needs to continue to execute its tactical and strategic plans.

In the meantime, we ask each of you to stay focused on your responsibilities and continue providing the solutions and high level of service that our customers have come to expect from us. For those of you who interface with our customers, we attached a short customer letter for your use. It is important that we help customers understand that combining Mentor’s technology leadership with Siemens’ global scale, stability and financial depth will better enable us to serve their growing needs.

We look forward to talking in more detail about what this exciting development means for you and the future of our company. We are scheduling several conference calls with our international regions and a town hall at 10:00 a.m. PST in Wilsonville Monday, where everybody can dial in.

Please submit questions to company_meetings@mentor.com before and during the meetings, and we will do our best to answer all your questions as timely as possible.

For reference, attached is a copy of the press release we issued regarding today’s announcement and the customer letter. If you receive any media inquiries regarding today’s announcement, please refer them to Joe Reinhart, our VP Corporate Development at joe_reinhart@mentor.com or Anne Cirkel, our Corporate Marketing Director, at anne_cirkel@mentor.com.

As always, thank you for your continued commitment to Mentor. Let’s finish the year strong.

Wally & Greg

Additional Information and Where to Find It

In connection with the proposed transaction, the Mentor Graphics Corporation (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mentor Graphics Corporation, Investor Relations, 8005 SW Boeckman Rd., Wilsonville, OR 97070, 1-503-685-1462.

Participants in Solicitation

The Company and its directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and its definitive proxy statement for the 2016 annual meeting of shareholders filed with the SEC on May 18, 2016. Information regarding the Company’s directors, executive officers and certain other employees who may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc., including their respective interests by security holdings or otherwise, also will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents will be available free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com.